UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 20, 2006 (July 19, 2006)
                                                 -----------------------------

                          Brookdale Senior Living Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                001-32641             20-3068069
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(State or other jurisdiction of    (Commission          (IRS Employer
         incorporation)            File Number)      Identification No.)


       330 North Wabash Avenue, Suite 1400, Chicago, Illinois       60611
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               (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code   (312) 977-3700
                                                   -------------------

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]    Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement

         On July 19, 2006, Brookdale Senior Living Inc. (the "Company") entered into an underwriting agreement with Goldman, Sachs & Co. and Lehman Brothers Inc., as representatives of the several underwriters named therein (the "Underwriting Agreement"), and Health Partners, an affiliate of Capital Z Partners and a stockholder of the Company. The following summary of certain provisions of the Underwriting Agreement is qualified in its entirety by reference to the complete Underwriting Agreement filed as Exhibit 1.1 hereto and incorporated herein by reference.

         Pursuant to the Underwriting Agreement, the underwriters agreed to purchase for resale to the public, subject to the terms and conditions expressed therein, 19,236,103 shares of the Company's common stock, par value $0.01 per share, including 17,721,519 shares from the Company and 1,514,584 shares from Health Partners at a price per share of $39.50, less applicable underwriting discounts and commissions, plus an additional 2,885,415 shares from Health Partners upon the exercise of a 30-day option granted by the Company to the underwriters to cover over-allotments, if any. The 17,721,519 shares of common stock to be issued by the Company are expected to be issued on July 25, 2006, subject to the conditions stated in the Underwriting Agreement.

         The Company has agreed to indemnify the underwriters against various liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the underwriters may be required to make in respect of those liabilities. In addition, the Underwriting Agreement contains customary representations, warranties and agreements of the Company and Health Partners and customary conditions to closing.

Section 8 - Other Events

Item 8.01 Other Events.

         On July 20, 2006, Brookdale Senior Living Inc. issued a press release, attached hereto and incorporated herein by reference as Exhibit 99.1, announcing the pricing of a public offering of 19,236,103 shares of its common stock pursuant to the Underwriting Agreement described in Item 1.01.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(c)           Exhibits

1.1 Underwriting Agreement, dated July 19, 2006, among Brookdale Senior Living Inc., Goldman, Sachs & Co. and Lehman Brothers Inc. as representatives of the several underwriters named therein, and Health Partners*

99.1    Press Release dated July 20, 2006

* Schedules and exhibits omitted pursuant to Item 601(b)(2) of Reg. S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                BROOKDALE SENIOR LIVING INC.
                                (Registrant)

                                /s/ Deborah C. Paskin
                                --------------------------------------------
                                Deborah C. Paskin
                                Executive Vice President, General Counsel and Secretary


Date: July 20, 2006

                                 EXHIBIT INDEX

Exhibit Number      Exhibit
--------------      -------

1.1 Underwriting Agreement, dated July 19, 2006, among Brookdale Senior Living Inc., Goldman, Sachs & Co. and Lehman Brothers Inc. as representatives of the several underwriters named therein, and Health Partners*

99.1                Press Release dated July 20, 2006

* Schedules and exhibits omitted pursuant to Item 601(b)(2) of Reg. S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.